Williams Controls Reports Third Quarter 2012 Results and Declares Quarterly Dividend

PORTLAND, OR -- (Marketwire - August 08, 2012) - Williams Controls, Inc. (the "Company") (NYSE MKT: WMCO) today announced financial results for its third fiscal quarter ended June 30, 2012.

Net sales for the quarter were $16,382,000, down 2.3%, from net sales of $16,767,000 reported in the third quarter of fiscal 2011 and down 2.7% from the second quarter of fiscal 2012. The Company reported net income in the third fiscal quarter of $845,000, or $0.11 per diluted share, compared to net income of $1,506,000, or $0.20 per diluted share, for the corresponding quarter of fiscal 2011. Although sales in the third quarter were down 2.7% from the second quarter of fiscal 2012, net income remained level with the net income of $895,000 reported in the second quarter. The performance in the third quarter of fiscal 2012 results largely from a decline in sales to both European and Chinese off-road customers partially offset by increased sales to our NAFTA truck customers.

Net sales for the first nine months of fiscal 2012 increased $3,620,000, or 8.0%, to $48,722,000 from $45,102,000 for the comparable period last year. Net income for the nine months ended June 30, 2012 was $2,753,000, or $0.36 per diluted share, compared to net income of $2,373,000, or $0.32 per diluted share, for the nine months ended June 30, 2011.

In the first nine months of fiscal 2012, the financial results include a reduction in our environmental provision of $145,000 on an after-tax basis, or $0.02 per diluted share. For fiscal 2011, the first nine months results include after-tax charges of approximately $395,000, or $0.05 per diluted share, for costs related to special projects and settlement of a long-standing legal matter.

Sales to our NAFTA truck customers increased in both the third quarter and first nine months of fiscal 2012 with increases of 13% for the third quarter and 36% for the first nine months as truck build rates were generally higher this year than last. With the continued economic uncertainty in Europe, sales to our European truck customers declined 21% from the prior year third quarter and 16% year to date. China off-road, which had shown consistent growth over the last several quarters, declined 49% in the second quarter compared to last year due to a general slow-down in demand for off-road vehicles in China. Off-road continues to be an increasingly important component of our business, comprising 25% of our overall sales. Although world-wide off-road sales were down 6% quarter over quarter due to weakness in China, for the first nine months world-wide off-road sales were up 15% over the prior year as new product introductions in both NAFTA and Europe outpaced the slowdown in China.

Commenting on the third quarter results Patrick W. Cavanagh, Williams Controls' President and Chief Executive Officer stated, "As we have commented previously, we have targeted the off-road market as a significant growth opportunity and although we are seeing what we feel is some temporary weakness in the China off-road market due to some economic difficulties in that country, new product introductions in both Europe and NAFTA have pushed off-road sales 15% higher than last year." He continued, "We also see future growth opportunities in off-road, particularly with our line of newly-introduced joysticks."

He concluded, "Although we are seeing some economic weakness and uncertainty in several of our world-wide markets, our market position remains strong and we are in an excellent position when those markets strengthen."

Today the Company also announced its regular quarterly dividend of $0.12 per share payable on August 28, 2012 to stockholders of record as of August 21, 2012.

Williams Controls will hold an investor conference call at 4:15 P.M. Eastern Time on Wednesday, August 8, 2012 to provide an overview of the third quarter of fiscal 2012 financial performance and business highlights. You are invited to listen to the conference call by dialing 1-888-665-2348 (domestic) or 1-973-200-3386 (international). Participants should call prior to the start time to allow for registration. The conference access code is 12422673. An audio replay will be available by telephone through August 17, 2012. The telephone number to access the replay is 1-855-859-2056 (domestic) and 1-404-537-3406 (international). The access code will be 12422673.

ABOUT WILLIAMS CONTROLS
Williams Controls is a leading global designer and manufacturer of Electronic Throttle Control Systems ("ETCs") for the heavy truck, bus and off-road markets. Williams Controls is headquartered in Portland, Oregon and employs more than 300 people worldwide at locations in North America, Europe, and Asia. For more information, visit Williams Controls' website at www.wmco.com. Information posted on our website is not incorporated into, and does not constitute a part of, this release.

The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings. These factors include our ability to maintain positive relationships with key customers; the concentration of our sales revenues among a limited number of large customers; our status as a component manufacturer and the resulting impact on our revenues of demand for vehicles and equipment in which our products are installed; the effect of products liability lawsuits that directly affect us and that indirectly impact us because of their effect on the transportation and equipment industries generally; the impact of foreign currency exchange rates on our gross income; the impact of federal monetary and trade policies that impact the market for our products; our ability to comply with U.S. and foreign laws applicable to our oversees operations; and the status of our relationships with our employees and organized labor force. These risks and uncertainties are beyond our control and, in many cases; we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. Some of the factors that may cause our actual results in future periods to differ materially from those currently expected or desired because of a number of risks and uncertainties include, but are not limited to, those risk discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

                          Williams Controls, Inc.
         Unaudited Condensed Consolidated Statements of Operations
         (Dollars in thousands, except share and per share amounts)

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                     Three months  Three months   Nine months   Nine months
                         ended         ended         ended         ended
                        6/30/12       6/30/11       6/30/12       6/30/11
                      (unaudited)   (unaudited)   (unaudited)   (unaudited)
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Net sales            $     16,382  $     16,767  $     48,722  $     45,102
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Cost of sales              11,517        11,099        33,972        30,692
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Gross profit                4,865         5,668        14,750        14,410
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Research and
 development expense        1,048         1,318         3,445         3,688
----------------------------------------------------------------------------
Selling expense               760           704         2,230         2,080
----------------------------------------------------------------------------
Administration
 expense                    1,445         1,412         4,119         5,034
----------------------------------------------------------------------------
Operating income            1,612         2,234         4,956         3,608
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Interest income                (3)           (2)           (5)           (4)
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Interest expense               31            25           106            51
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Other expense, net            111            28           219            69
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Income before income
 taxes                      1,473         2,183         4,636         3,492
----------------------------------------------------------------------------
Income tax expense            628           677         1,883         1,119
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Net income           $        845  $      1,506  $      2,753  $      2,373
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Earnings per share
 information:
----------------------------------------------------------------------------
Basic -
----------------------------------------------------------------------------
Net income per
 common share        $       0.11  $       0.20  $       0.37  $       0.32
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Weighted average
 shares used in per
 share calculation -
 basic                  7,338,423     7,300,277     7,321,202     7,294,519
----------------------------------------------------------------------------
Diluted -
----------------------------------------------------------------------------
Net income per
 common share        $       0.11  $       0.20  $       0.36  $       0.32
----------------------------------------------------------------------------
Weighted average
 shares used in per
 share calculation
 -diluted               7,517,291     7,503,313     7,511,933     7,469,173
----------------------------------------------------------------------------
Cash dividends per
 share               $       0.12  $       0.12  $       0.36  $       0.12
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                          Williams Controls, Inc.
              Unaudited Condensed Consolidated Balance Sheets
                           (Dollars in thousands)

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                                                              September 30,
                                               June 30, 2012       2011
                                                (unaudited)    (unaudited)
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                    Assets
----------------------------------------------------------------------------
Current Assets:
----------------------------------------------------------------------------
  Cash and cash equivalents                    $       2,577  $       1,339
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  Trade accounts receivable, net                      10,397         10,561
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  Other accounts receivable                              657            944
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  Inventories                                          8,940         11,334
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  Deferred income taxes                                  847            847
----------------------------------------------------------------------------
  Prepaid expenses and other current assets              556            552
----------------------------------------------------------------------------
    Total current assets                              23,974         25,577
----------------------------------------------------------------------------

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Property, plant and equipment, net                     8,708          9,446
----------------------------------------------------------------------------
Deferred income taxes                                  3,061          3,181
----------------------------------------------------------------------------
Other assets, net                                        317            337
----------------------------------------------------------------------------
    Total assets                               $      36,060  $      38,541
----------------------------------------------------------------------------

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     Liabilities and Stockholders' Equity
----------------------------------------------------------------------------
Current Liabilities:
----------------------------------------------------------------------------
  Revolving loan facility                      $         908  $       1,575
----------------------------------------------------------------------------
  Accounts payable                                     4,557          5,599
----------------------------------------------------------------------------
  Accrued expenses                                     4,798          5,536
----------------------------------------------------------------------------
  Current portion of employee benefit
   obligations                                           201            201
----------------------------------------------------------------------------
    Total current liabilities                         10,464         12,911
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Long-term Liabilities:
----------------------------------------------------------------------------
  Employee benefit obligations                         7,287          8,069
----------------------------------------------------------------------------
  Other long-term liabilities                            134            126
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Stockholders' Equity:
----------------------------------------------------------------------------
  Preferred stock                                          -              -
----------------------------------------------------------------------------
  Common stock                                            73             73
----------------------------------------------------------------------------
  Additional paid-in capital                          39,019         38,521
----------------------------------------------------------------------------
  Accumulated deficit                                (11,024)       (11,108)
----------------------------------------------------------------------------
  Treasury stock                                      (2,734)        (2,734)
----------------------------------------------------------------------------
  Accumulated other comprehensive loss                (7,159)        (7,317)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
    Total stockholders' equity                        18,175         17,435
----------------------------------------------------------------------------
    Total liabilities and stockholders' equity $      36,060  $      38,541
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Contact:
Mike Rusk
Corporate Controller
Telephone: (503) 684-8600